Nature of Operations	12 Months Ended
Dec. 31, 2023
Nature of Operations [Abstract]
Nature of Operations
1. NATURE OF OPERATIONS

Pan American Silver Corp. is the ultimate parent company of its subsidiary group (collectively, the “Company”, or “Pan American”). Pan American is a British Columbia corporation domiciled in Canada, and its office at December 31, 2023 was at Suite 2100 – 733 Seymour Street, Vancouver, British Columbia, V6B 0S6. The Company is listed on the Toronto Stock Exchange (TSX: PAAS) and the New York Stock Exchange (NYSE: PAAS). On April 18, 2023, the Company transferred the listing of its common shares from the NASDAQ to the New York Stock Exchange.
Pan American engages in silver and gold mining and related activities, including exploration, mine development, extraction, processing, refining and reclamation. The Company owns and operates silver and gold mines located in Canada, Mexico, Peru, Bolivia, Argentina, Chile and Brazil. The Company also owns the Escobal mine in Guatemala that continues to be on care and maintenance pending satisfactory completion of a consultation process led by the Ministry of Energy and Mines in Guatemala. In addition, the Company is exploring for new silver and gold deposits, and opportunities throughout the Americas.
On March 31, 2023, the Company acquired Yamana Gold Inc. ("Yamana") (Note 8). Yamana was a mid-tier publicly traded precious metals mining company with ownership interests in a diverse portfolio of mines and projects including the following principal mines: Jacobina in Brazil; El Peñon and Minera Florida in Chile; and Cerro Moro in Argentina (the "Acquired Mines"). Yamana's portfolio also included the MARA and Agua de la Falda projects in Argentina and Chile, which were subsequently divested on September 20, 2023 and November 6, 2023, respectively (Note 9).